Quarterly Report to Stockholders March 31, 2006

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     During the first quarter of 2006, we weathered several more Fed interest rate increases and continued geopolitical uncertainty, while the market moved higher. The net asset value of the Blue Chip Value Fund increased by 5.34%, comparing favorably to the S&P 500 which increased 4.21%. The outperformance was again driven by good stock selection across the portfolio, and some continued benefit from the use of leverage.

     During the quarter, the Fund’s stock price declined in relation to the Fund’s net asset value resulting in a discount of 2.87% at the end of the quarter from a premium of 12.28% at the beginning of the quarter. As a general policy, management does not speculate on the reasons for the level and direction of trading in the Fund’s stock but rather focuses on the Fund’s net asset value performance, which represents the underlying value of the Fund’s portfolio. There have been no material changes to the Fund’s investment strategy, its portfolio management team or its managed distribution policy during this time.

     As we have written for several quarters, we continue to overweight energy stocks in the portfolio. We believe that the stocks do not fully reflect the value of the strong cash flows that we expect to continue for some time. This quarter, our overall returns in this sector, led by Marathon Oil and Occidental Petroleum, again outperformed the average energy stock in the S&P 500. The geopolitical issues are clearly placing a certain amount of upward pressure on oil prices. However, we believe the underlying supply/demand dynamics should result in elevated oil prices even without the uncertainties. Therefore, we expect returns on capital for energy companies will remain strong. We continue to monitor the situation and valuations carefully.

     During the first quarter, we also had strong performance in consumer cyclicals, led by Walt Disney. The company’s fourth quarter of 2005, announced during the first quarter, reflected continued solid revenue growth and margin expansion in the resort and theme park group, as well as continued success in the media operations. In addition, our new position in JC Penney performed well. The company’s brand repositioning and sourcing initiatives have led to improved sales and margins. We believe the duration and magnitude of these financial improvements is under-estimated, and expect continued positive stock price performance.

     Norfolk Southern Corp., one of the major east coast railroads, led our out-performance in transportation. Norfolk Southern has consistently executed on plans to gain efficiency in service and costs, and shipping volumes remain strong. The improving free cash flow and returns on capital appear to be driving the stock price higher.

     Offsetting some of our strongest performance was Amgen, a biotechnology company. During the quarter, concerns arose regarding a product being introduced by Roche as a competitor to Enbrel, one of Amgen’s largest products. We believe that the Enbrel patent protection will withstand the challenge. Also in health care, our holding of Boston Scientific performed poorly during the quarter primarily due to the pending acquisition of Guidant. In technology, Intel detracted from performance. Over time, Intel’s superior capital cost advantage together with the ability to earn a higher return on its research and development spending have resulted in a sustained competitive advantage, allowing it to produce high quality chips at lower costs than its peers. Advanced Micro Devices (“AMD”), the main competitor of Intel, took a temporary performance lead in some product areas over the past year. We believe Intel will close this gap with their 2006 product releases, and should begin to regain lost share in early 2007. At the current price, the market appears to be assuming sizeable share losses to AMD for the foreseeable future. We don’t believe this will be the case, therefore we believe Intel’s stock is a compelling value.

     We continue to feel positive about the valuations of large cap stocks, and in particular remain positive on the opportunities we see in the portfolio of stocks we own. We continue to be optimistic about the prospects for the Blue Chip Value Fund for 2006.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to S&P 500 as of March 31, 2006*
	Fund	S&P 500
Basic Materials	0.0%	2.9%
Capital Goods	7.9%	9.2%
Commercial Services	4.1%	2.5%
Communications	2.8%	5.3%
Consumer Cyclical	13.8%	11.7%
Consumer Staples	5.0%	8.4%
Energy	11.9%	9.7%
Financials	20.7%	19.9%
Medical/Healthcare	15.9%	12.6%
REITs	0.0%	0.8%
Technology	14.6%	11.7%
Transportation	3.1%	1.9%
Utilities	0.0%	3.4%
Short-Term Investments	0.1%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of March 31, 2006
Return	3 Mos.	1-Year	3-Year	5-Year	10-Year	Since Inception
Blue Chip
Value Fund –
NAV	5.34%	15.21%	19.31%	5.18%	8.69%	8.74%
Blue Chip
Value Fund –
Market Price	(8.87%)	(5.10%)	19.83%	6.66%	9.43%	8.50%
S&P 500
Index	4.21%	11.73%	17.22%	3.97%	8.96%	10.70%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund's total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

Market Price and Net Asset Value Ten Year Performance History January 1, 1995 through March 31, 2006

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the cumulative total return using market prices and net asset values as indicated, of an investment made by a stockholder who purchased one share at inception (April 15, 1987) ($10.00 IPO) and then reinvested all distributions through the Fund’s Dividend Reinvestment Plan and fully participated in primary subscription of rights offerings. These returns do not reflect the deduction of taxes that a Fund stockholder would pay on Fund distributions or the sale of Fund shares.

2Reflects the actual market price of one share as it has traded on the NYSE.

3Reflects the actual NAV of one share.

4Annual distribution totals represent actual amounts. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund’s Board of Directors.

NEWS RELEASE

Date: Monday, April 3, 2006

BLUE CHIP VALUE FUND DECLARES FIRST QUARTER DISTRIBUTION

     DENVER, CO. (April 3, 2006) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.15 per share. This distribution is payable April 28, 2006, to stockholders of record April 13, 2006, and will have an ex-dividend date of April 11, 2006. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny.

     Of the total distribution, approximately $0.0036 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of April 3, 2006, the date of this press release, the undesignated portion of the distribution would include approximately 25.20% from net realized capital gains and 74.80% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

     As of March 31, 2006, the Fund’s N.A.V. was $5.92 and the stock closed at $5.75, a discount of –2.8716%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
March 31, 2006 (Unaudited)

			Market
	Shares	Cost	Value
COMMON STOCKS – 106.38%
CAPITAL GOODS – 8.46%
Aerospace & Defense – 3.56%
General Dynamics Corp.	49,600	$2,541,025	$3,173,408
Raytheon Co.	57,900	2,105,231	2,654,136
			5,827,544
Electrical Equipment – 1.77%
General Electric Co.	83,500	2,994,681	2,904,130
Industrial Products – 3.13%
ITT Industries	32,000	1,624,509	1,799,040
Parker Hannifin Corp.	41,400	2,885,186	3,337,254
			5,136,294
TOTAL CAPITAL GOODS		12,150,632	13,867,968

COMMERCIAL SERVICES – 4.35%
IT Services – 1.93%
Computer Sciences
Corp.**	57,050	2,701,100	3,169,128
Transaction Processing – 2.42%
First Data Corp.	84,800	3,395,973	3,970,336
TOTAL COMMERCIAL SERVICES		6,097,073	7,139,464

COMMUNICATIONS – 2.98%
Telecomm Equipment & Solutions – 2.98%
Nokia Corp.	236,000	3,703,046	4,889,920
TOTAL COMMUNICATIONS		3,703,046	4,889,920

CONSUMER CYCLICAL – 14.73%
Clothing & Accessories – 3.20%
TJX Companies Inc.	211,700	4,955,627	5,254,394
General Merchandise – 1.53%
Target Corp.	48,300	2,416,747	2,512,083
Hotels & Gaming – 2.24%
Starwood Hotels &
Resorts Worldwide Inc.	54,300	2,570,721	3,677,739
Publishing & Media – 2.78%
Walt Disney Co.	163,200	4,111,225	4,551,648
Restaurants – 2.46%
Darden Restaurants Inc.**	98,400	2,509,886	4,037,352
Retail – 2.52%
JC Penney Co. Inc.	68,500	3,821,608	4,138,085
TOTAL CONSUMER CYCLICAL		20,385,814	24,171,301

			Market
	Shares	Cost	Value
CONSUMER STAPLES – 5.31%
Food & Agricultural Products – 3.02%
Bunge Ltd.	55,400	$2,432,495	$3,086,334
Campbell Soup Co.	57,800	1,756,941	1,872,720
			4,959,054
Home Products – 2.29%
Colgate Palmolive Co.	65,600	3,692,051	3,745,760
TOTAL CONSUMER STAPLES		7,881,487	8,704,814

ENERGY – 12.71%
Exploration & Production – 5.99%
Occidental
Petroleum Corp.	65,600	3,824,629	6,077,840
XTO Energy Inc.	86,200	2,710,898	3,755,734
			9,833,574
Integrated Oils – 3.81%
Marathon Oil Corp.	50,900	2,017,779	3,877,053
Suncor Energy Inc.	30,700	1,030,169	2,364,514
			6,241,567
Oil Services – 2.91%
Transocean Inc.**	59,500	2,041,368	4,777,850
TOTAL ENERGY		11,624,844	20,852,991

FINANCIALS – 22.03%
Integrated Financial Services – 6.19%
American
International Group	61,800	3,956,453	4,084,362
Citigroup Inc.	128,700	5,796,067	6,078,501
			10,162,863
Money Center Banks – 1.59%
Bank of America Corp.	57,100	2,684,106	2,600,334
Regional Banks – 2.85%
US Bancorp	75,300	2,162,766	2,296,650
Wachovia Corp.	42,500	2,068,475	2,382,125
			4,678,775
Securities & Asset Management – 5.86%
Merrill Lynch &
Company Inc.	68,900	3,823,370	5,426,564
Morgan Stanley & Co.	66,700	3,555,013	4,190,094
			9,616,658
Specialty Finance – 3.55%
Countrywide
Financial Corp.	90,700	3,154,926	3,328,690
Freddie Mac	40,800	2,602,638	2,488,800
			5,817,490
Thrifts – 1.99%
Washington Mutual Inc.	76,600	3,048,873	3,264,692
TOTAL FINANCIALS		32,852,688	36,140,812

			Market
	Shares	Cost	Value
MEDICAL - HEALTHCARE – 16.98%
Medical Technology – 3.30%
Boston Scientific Co.**	114,100	$2,914,549	$2,630,005
Medtronic Inc.	54,900	2,762,540	2,786,175
			5,416,180
Pharmaceuticals – 13.68%
Abbott Laboratories	129,400	5,467,697	5,495,618
Amgen Inc.**	61,500	3,554,563	4,474,125
Barr
Pharmaceuticals Inc.**	49,800	2,343,590	3,136,404
Teva Pharmaceutical
Industries Ltd.	184,700	5,049,474	7,605,946
Zimmer Holdings Inc.**	25,400	1,767,426	1,717,040
			22,429,133
TOTAL MEDICAL - HEALTHCARE		23,859,839	27,845,313

TECHNOLOGY – 15.55%
Computer Software – 9.30%
International Business
Machines Corp.	45,500	3,638,348	3,752,385
Microsoft Corp.	269,900	7,929,402	7,343,979
Verisign Inc.**	173,700	4,248,510	4,167,063
			15,263,427
PC’s & Servers – 2.19%
Dell**	120,500	3,802,449	3,586,080

Semiconductors – 4.06%
Altera Corp.**	68,100	1,514,900	1,405,584
Intel Corp.	160,500	4,232,806	3,105,675
Maxim Integrated
Products Inc.	57,900	2,225,973	2,150,985
			6,662,244
TOTAL TECHNOLOGY		27,592,388	25,511,751

TRANSPORTATION – 3.28%
Railroads – 3.28%
Norfolk Southern Corp.	99,400	3,536,893	5,374,558
TOTAL TRANSPORTATION		3,536,893	5,374,558
TOTAL COMMON STOCKS		149,684,704	174,498,892

SHORT TERM INVESTMENTS – 0.12%
Goldman Sachs Financial
Square Prime Obligations
Fund FST - Shares	200,763	200,763	200,763
TOTAL SHORT TERM
INVESTMENTS		200,763	200,763

TOTAL
INVESTMENTS	106.50%	$149,885,467	$174,699,655
Liabilities in Excess
of Other Assets	(6.50%)		(10,655,523)
NET ASSETS	100.00%		$164,044,132

**Denotes non-income producing security

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006 (Unaudited)

ASSETS
Investments at market value	$174,699,655
(identified cost $149,885,467)
Dividends receivable	185,065
Interest receivable	558
Other assets	32,591
TOTAL ASSETS	174,917,869

LIABILITIES
Loan payable to bank (Note 4)	10,660,000
Interest due on loan payable to bank	56,187
Advisory fee payable	82,736
Administration fee payable	10,085
Accrued Compliance Officer fees	2,250
Accrued expenses and other liabilities	62,479
TOTAL LIABILITIES	10,873,737
NET ASSETS	$164,044,132

COMPOSITION OF NET ASSETS
Capital stock, at par	$277,258
Paid-in-capital	139,132,361
Undistributed net investment income	101,342
Accumulated net realized gain/(loss)	(281,017)
Net unrealized appreciation on investments	24,814,188
$164,044,132

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,725,798

Net asset value per share	$5.92

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2006 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $19,064)	$640,402
Interest	4,020
TOTAL INCOME		$644,422

EXPENSES
Investment advisory fee
(Note 3)	238,560
Interest on outstanding
loan payable	175,877
Stockholder reporting	25,679
Administrative services fee
(Note 3)	25,479
Legal fees	22,500
Directors’ fees	17,071
Transfer agent fees	12,875
NYSE listing fees	6,677
Audit and tax preparation fees	6,037
Chief Compliance Officer fees	4,750
Insurance and fidelity bond	3,738
Custodian fees	2,393
Other	1,443
TOTAL EXPENSES		543,079
NET INVESTMENT INCOME		101,343
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		1,034,187
Change in net unrealized appreciation/
depreciation of investments		7,085,548
NET GAIN ON INVESTMENTS		8,119,735
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$8,221,078

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Three Months Ended March 31, 2006*	For the Year Ended December 31, 2005
Increase/(decrease) in net
assets from operations:
Net investment income	$101,343	$329,874
Net realized gain from
securities transactions	1,034,187	1,517,539
Change in net unrealized
appreciation or depreciation
of investments	7,085,548	9,792,262
	8,221,078	11,639,675

Decrease in net assets
from distributions to
stockholders from:
Net investment income	0	(411,781)
Net realized gain on
investments	0	(3,102,020)
Return of capital	0	(12,152,094)
	0	(15,665,895)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (102,543 and
379,616 shares issued,
respectively)	614,694	2,331,343
	614,694	2,331,343
NET INCREASE/(DECREASE)
IN NET ASSETS	8,835,772	(1,694,877)

NET ASSETS
Beginning of period	155,208,360	156,903,237
End of period (including
undistributed net
investment income of
$101,343 and $0,
respectively)	$164,044,132	$155,208,360

*Unaudited.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Three Months Ended March 31, 2006 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 8,221,078
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(5,766,843)
Proceeds from disposition of
investment securities	11,292,971
Net sale of short-term investment securities	1,241,427
Proceeds from class-action litigation settlements	11,651
Net realized gain from securities investments	(1,034,187)
Net change in unrealized appreciation
on investments	(7,085,548)
Decrease in dividends and interest receivable	5,819
Increase in other assets	(18,949)
Increase in accrued expenses and payables	1,375
Net cash provided by operating activities	6,868,794

Cash Flows from Financing Activities
Proceeds from bank borrowing	100,000
Repayment of bank borrowing	(3,440,000)
Cash distributions paid	(3,528,794)
Net cash used in financing activities	(6,868,794)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $614,694.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

For the Three
Months Ended
Per Share Data	March 31,
(for a share outstanding throughout each period)	2006(1)
Net asset value – beginning of period	$5.62
Investment operations
Net investment income	0.00(2)
Net gain (loss) on investments	0.30
Total from investment operations	0.30
Distributions
From net investment income	0.00
From net realized gains on investments	0.00
Return of capital	0.00
Total distributions	0.00(6)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.92

Per share market value, end of period	$5.75

Total investment return(3) based on:
Market Value	(8.9%)
Net Asset Value	5.3%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(4)	1.36%*
Ratio of net investment income to average net assets	0.25%*
Ratio of total distributions to average net assets	0.00%(6)
Portfolio turnover rate(5)	3.30%
Net assets – end of period (in thousands)	$164,044

See accompanying notes to financial statements.

*Annualized.

(1)Unaudited.

(2)Amounts less than $.005 per share

(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4)The ratio of total expenses to average net assets excluding interest expense for the period ended March 31, 2006, was 0.92%. For the years ended December 31, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.97% and 0.99% respectively. For all prior years presented, the interest expense if any, was less than 0.01%.

(5)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.  Purchases and sales of investment securities (excluding short-term securities) for the three months ended March 31, 2006 were $5,766,843 and $11,292,971, respectively.

(6)Due to the timing of quarterly ex-distribution dates, no quarterly distribution was recorded during the three months ended March 31, 2006. Please see Note 5 concerning details for the April 2006 distribution.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)
	For the year ended December 31,
Per Share Data
(for a share outstanding throughout each period)	2005	2004	2003	2002	2001
Net asset value – beginning of period	5.76	$5.58	$4.85	$6.94	$8.17
Investment operations
Net investment income	0.01	0.03	0.01	0.04	0.04
Net gain (loss) on investments	0.42	0.71	1.23	(1.40)	(0.29)
Total from investment operations	0.43	0.74	1.24	(1.36)	(0.25)
Distributions
From net investment income	(0.02)	(0.03)	(0.01)	(0.04)	(0.04)
From net realized gains on investments	(0.11)	(0.53)	—	—	(0.36)
Return of capital	(0.44)	—	(0.50)	(0.52)	(0.34)
Total distributions	(0.57)	(0.56)	(0.51)	(0.56)	(0.74)
Capital Share Transactions
Dilutive effects of rights offerings	—	—	—	(0.16)	(0.23)
Offering costs charged to paid in capital	—	—	—	(0.01)	(0.01)
Total capital share transactions	—	—	—	(0.17)	(0.24)
Net asset value, end of period	$5.62	$5.76	$5.58	$4.85	$6.94
Per share market value, end of period	$6.31	$6.68	$6.14	$4.59	$7.56

Total investment return(3) based on:
Market Value	3.7%	19.2%	46.9%	(32.2%)	14.1%
Net Asset Value	7.1%	13.1%	26.4%	(20.6%)	(3.0%)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(4)	1.33%	1.12%	1.13%	0.93%	0.91%
Ratio of net investment income to average net assets	0.21%	0.57%	0.27%	0.64%	0.56%
Ratio of total distributions to average net assets	10.13%	10.16%	10.07%	10.15%	10.21%
Portfolio turnover rate(5)	40.96%	115.39%	52.58%	65.86%	73.30%
Net assets – end of period (in thousands)	$155,208	$156,903	$150,057	$128,713	$145,517

See accompanying notes to financial statements.

*Annualized.

(1)Unaudited.

(2)Amounts less than $.005 per share

(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4)The ratio of total expenses to average net assets excluding interest expense for the period ended March 31, 2006, was 0.92%. For the years ended December 31, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.97% and 0.99% respectively. For all prior years presented, the interest expense if any, was less than 0.01%.

(5)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.  Purchases and sales of investment securities (excluding short-term securities) for the three months ended March 31, 2006 were $5,766,843 and $11,292,971, respectively.

(6)Due to the timing of quarterly ex-distribution dates, no quarterly distribution was recorded during the three months ended March 31, 2006. Please see Note 5 concerning details for the April 2006 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Three Months
	Ended	Year Ended
	March 31,	December 31,
	2006	2005

Distributions paid from:
Ordinary income	$0	1,073,408
Long-term capital gain	0	2,440,387
Return of capital	0	12,152,100
Total	$0	$15,665,895

   As of March 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$101,342
Accumulated realized capital losses	(85,996)
Net unrealized appreciation	24,619,167
Total	$24,634,513

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and post-October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.”

Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of March 31, 2006:
Gross appreciation (excess of value over tax cost)	$27,749,499
Gross depreciation (excess of tax cost over value)	(3,130,332)
Net unrealized appreciation	$24,619,167
Cost of investments for income tax purposes	$150,080,488

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Mutual Funds Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     Effective February 7, 2006, the administrative services fee for ALPS was increased to an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000. The remaining breakpoint fee schedule is unchanged.

     Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     On December 6, 2005, an agreement with The Bank of New York (“BONY”) was reached, in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

		Average for the
		Three Months
	As of	Ended
	March 31,	March 31,
	2006	2006

Loan outstanding	$10,660,000	$13,363,111
Interest rate	5.59%*	5.27%
% of Fund’s total assets	6.09%	7.64%
Amount of debt per share
outstanding	$0.38	$0.48
Number of shares outstanding
(in thousands)	27,726	27,724**

**Annualized
**Weighted average

5. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.15 per share on April 3, 2006. The distribution will be payable on April 28, 2006. Of the total distribution, approximately $0.0036 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of April 3, 2006, the undesignated portion of the distribution would include approximately 25.20% from net realized capital gains and 74.80% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Gary P. McDaniel, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Joan Ohlbaum Swirsky, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
Margaret R. Jurado
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
480 Washington Blvd.
Jersey City, NJ 07310
(800) 624-4190 (option #1)
www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com